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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ______________

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2006

                                 ______________

                          Internet Capital Group, Inc.
                                 ______________

               (Exact name of registrant as specified in charter)

         Delaware                   000-26929                23-2996071
     (State or other            (Commission File          (I.R.S. Employer
       jurisdiction                  Number)             Identification No.)
    of incorporation)

                                 ______________


                    690 Lee Road, Suite 310, Wayne, PA 19087
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (610) 727-6900
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2.  Financial Information

Item 2.02  Results of Operations and Financial Condition.

     On August 3, 2006, Internet Capital Group, Inc. issued a press release setting forth Internet Capital Group, Inc.'s financial information for the three-month period ended June 30, 2006. A copy of Internet Capital Group, Inc.'s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Act") or the Exchange Act.


Section 9.  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

                 The following press release is included as an exhibit to this report filed under Section 2 - "Financial Information."

         99.1 Press Release, dated August 3, 2006, issued by Internet Capital Group, Inc.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 INTERNET CAPITAL GROUP, INC.


Date: August 3, 2006                     By:  /s/ R. Kirk Morgan
                                            ------------------------------------
                                         Name:  R. Kirk Morgan

                                         Title: Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit No.              Description
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99.1                     Press Release, dated August 3, 2006, issued by Internet
                         Capital Group, Inc.